SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)             August 2, 2001
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                                Tumbleweed, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                       333-579231             61-1327945
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(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
      Incorporation)                                        Identification No.)



2301 River Road, Suite 200, Louisville, KY                      40206
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(Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code     502-893-0323
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No change since last report.
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(Former Name or Former Address, if Changed Since Last Report)






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Item 5. Other Events


On August 2, 2001, the Board of Directors of Tumbleweed, Inc. (the Company) appointed Mr. Glennon F. Mattingly Chief Financial Officer. Mr. Mattingly joined Tumbleweed, LLC, the Company's predecessor, as Controller in March 1995 and was named Vice-President Controller in 1998. Before coming to Tumbleweed, Mr. Mattingly held various positions with Chi-Chi's, Inc. including six years as Director of Budgeting and Financial Analysis. The appointment of Mr. Mattingly followed the announcement by James M. Mulrooney of his decision to resign as Executive Vice President, Chief Financial Officer and a director of the Company. At this time, Mr. Mulrooney's position on the Board of Directors has not been filled.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                         TUMBLEWEED, INC.
                                                          (Registrant)

Date:    August 10, 2001                     By:       /s/ Glennon F. Mattingly
                                                     --------------------------
                                                     Glennon F. Mattingly
                                                     Chief Financial Officer







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